UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 31, 2008

Frontier Airlines Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51890	20-4191157
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7001 Tower Road, Denver, Colorado		80249
(Address of principal executive offices)		(Zip Code)

720-374-4200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition

On October 28, 2008, Frontier Airlines Holdings, Inc. filed its monthly operating report for the month of September 30, 2008, with the United States Bankruptcy Court for the Southern District of New York, in connection with its proceedings under Chapter 11 of the United States Bankruptcy Code in Case No. 08-11298 (RDD). A copy of the monthly operating report is provided hereunder as Exhibit 99.01.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99.01    Monthly Operating Report for the month ended September 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRONTIER AIRLINES HOLDINGS, INC.

Date: October 31, 2008	By:	/s/ Sean E. Menke
	Its:	President and CEO